Key management compensation	12 Months Ended
Mar. 31, 2021
Disclosure Of Key Management Compensation [Abstract]
Key management compensation [Text Block]

14. Key management compensation

Key management includes the Company's Chief Executive Officer.  Remuneration of directors and key management personnel comprises:

	2021 $	2020 $

Short-term benefits	491,012	387,822
Option-based awards	1,367,502	372,223

	1,858,514	760,045

Short-term benefits comprise salaries, director fees and employment benefits.

Option-based awards represent the cost to the group of senior management and directors' participation in the incentive stock option plan, as measured by the fair value of instruments granted accounted for in accordance with IFRS 2, Share-based Payment. For details of these plans refer to note 9 to the consolidated financial statements.